SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Acto of 1934

Date of Report:  March 7, 1996

                      TIS MORTGAGE INVESTMENT COMPANY
           -----------------------------------------------------
          (Exact name of Registrant as specified in its Charter)

         Maryland                   1-10004                 94-3067889
-----------------------------    --------------         ------------------
(State or other jurisdiction      (Commission             (IRS Employer
    of incorporation)             File Number)         Identification No.)


655 Montgomery Street
San Francisco, California                   94111
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(Address of principal                      (Zip Code)
executive offices)

     Registrant's telephone number, including area code (415) 393-8000

Item 5.  Other Events
---------------------

On March 7, 1996 the following news release was issued by TIS Mortgage Investment Company.

FOR IMMEDIATE RELEASE:

CONTACT:  Matthew Harrington
          Edelman Public Relations
          (415) 433-5381

   HARVIE M. MERRILL RETIRES FROM TIS MORTGAGE INVESTMENT COMPANY BOARD

SAN FRANCISCO, March 7, 1996 -- TIS Mortgage Investment Company (NYSE:
TIS) announced today the retirement of Harvie M. Merrill, a director of TIS since its formation in 1988.

"Harvie will be missed by TIS and his fellow board members. He has given us eight years of extraordinary service," said Patricia M. Howe, Chairman of the Board. "His contributions to the Board have been invaluable, and we are sorry to see him go."

The TIS Board of Directors now stands at eight members.

TIS Mortgage Investment Company is a San Francisco-based Real Estate Investment Trust (REIT).

                                SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TIS Mortgage Investment Company

Date:  March 7, 1996              BY:  /s/  John E. Castello
      -------------------            ---------------------------
                                     John E. Castello, Executive Vice
                                     President and Chief Financial Officer